Global Atlantic Portfolios

Global Atlantic Wellington Research Managed Risk Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated November 24, 2020

to the Summary Prospectus

dated April 30, 2020, as supplemented to date (the “Summary Prospectus”)

Effective June 30, 2021, Michael E. Stack will no longer serve as a portfolio manager of the Portfolio. Accordingly, effective June 30, 2021, all references to Mr. Stack in the Summary Prospectus are deleted in their entirety. Mary Pryshlak, Jonathan White and Loren Moran (with respect to the capital appreciation and income portion) and Adam Schenck, Maria Schiopu and Anthony Nese (with respect to the managed risk portion) will continue to serve as portfolio managers for the Portfolio.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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